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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
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                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 30, 2003


                        State Auto Financial Corporation
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             (Exact name of registrant as specified in its charter)


                                      Ohio
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                 (State or other jurisdiction of incorporation)


                 0-19289                              31-1324304
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       (Commission File Number)            (IRS Employer Identification No.)


                518 East Broad Street, Columbus, Ohio 43215-3976
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               (Address of principal executive offices) (zip code)


        Registrant's telephone number, including area code (614) 464-5000
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                                       N/A
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          (Former name or former address, if changed since last report)


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                                                                          Page 2


ITEM 7:  Financial Statements and Exhibits

         (c)      Exhibits.

         Exhibit No.       Description

         99.1 Press release issued by State Auto Financial Corporation on April 30, 2003.

ITEM 9:  Regulation FD Disclosure

     The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished, not filed, under "Item 12. Disclosure of Results of Operations and Financial Condition" and is being provided under this "Item 9. Regulation FD Disclosure" in accordance with interim procedures promulgated by the Securities and Exchange Commission in Release No. 33-8216.


     On April 30, 2003, the Registrant issued a press release announcing earnings for the first quarter of 2003 (the "Release"). The full text of the Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

     The Release included a non-GAAP financial measure, net operational earnings per share. Net operational earnings per share is equal to GAAP net earnings per share other than that net operational earnings excludes realized capital gains and losses, net of applicable taxes, on investment activity for the period being reported. As disclosed in the Release, GAAP net earnings were $0.53 per diluted share while net operational earnings were $0.47 per diluted share. For the first quarter of 2003, the difference between GAAP net earnings per share and net operational earnings per share was $0.06 of realized capital gains.

     Management uses net operational earnings because it believes this calculation better indicates the Company's operational performance than GAAP net earnings because net operational earnings exclude sometimes volatile realized capital gains/losses that are usually one time events. Net operational earnings provide a more stable platform on which to predict future earnings of the Company.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   STATE AUTO FINANCIAL CORPORATION


Date: May 1, 2003                  By: /s/ Robert H. Moone
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                                       Robert H. Moone, Chairman

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                                  EXHIBIT INDEX


Exhibit No.                Description of Exhibit

   99.1          Press release issued April 30, 2003